Smith Barney Futures Management LLC
                              388 Greenwich Street 7th Fl
                               New York, NY 10013

By Edgar

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

Re: Salomon Smith Barney Global Diversified Futures Fund L.P. Supplement to Registration Statement on Form S-1
         File No. 333-61961

Ladies and Gentlemen:

         On Behalf of Salomon Smith Barney Global Diversified Futures Fund L.P. (the "Partnership") I am transmitting herewith for filing, pursuant to Rule 424
(b) (3) of the Securities Act 0f 1933, as amended, a Supplement dated June 30, 2000 to the Partnership's final prospectus dated November 25, 1998.

Should you have any questions, please telephone me at 212-723-5424.

Very truly yours,

/s/  Daniel A. Dantuono
      Daniel A. Dantuono
      Chief Financial Officer and
      Director

Enclosures

                              Salomon Smith Barney
                      Global Diversified Futures Fund L.P.
                                    June 2000

The redemption value per unit for the SSB Global Diversified Futures Fund L.P. was $895.11 per unit at the end of June, down 0.9% from the close of May.

While energy and softs trading experienced positive performance, other sectors experienced losses for the Fund this month, notably the financially related sectors of currencies, U.S. and non-U.S. interest rate products, and metals.

Profits were earned in the energy complex as crude prices remained high. Recent strong trends persisted in light of several factors including a strong summer driving season, a drawdown in U.S. crude oil inventories, and OPEC announcement of lower-than-expected production increases. Additional profits were earned in sugar, which reached two-year highs in anticipation of both strong Chinese demand and reduced Brazilian production.

The U.S. dollar fell in response to an unexpected rise in the U.S. unemployment rate, which indicated a weakening U.S. economy and contributed to the Fund's losses in a number of ways. Short gold positions suffered from this news as well as 3-month Eurodollar futures.

Most significantly however, a broad range of currency positions suffered from the dollar's decline, including the Canadian dollar, Swiss Franc, Japanese Yen, British Pound, and Australian and New Zealand dollars. As it appeared more likely that the Federal Reserve would not raise interest rates at its June meeting, U.S. currency selling accelerated on the heels of solid European economic data and subsequent speculation that the European Central Bank would move to raise interest rates. Trading in grains, livestock, and stock index positions was also unprofitable.

Both commodity and financial markets have been experiencing prolonged volatility within narrow ranges, conditions difficult for trend-following advisors. While we can not be too predictive about the future, many observers anticipate a slowing of the U.S. economy and perhaps even a return to more "normal" historical economic growth rates. Such conditions should be more favorable for the Fund's advisors.

Note from General Partner:
Effective July 1, 2000, Eckhardt's Standard Program was added to the portfolio of advisors managing the Fund's assets. The allocation of assets to Rabar Market Research and Eagle Trading were reduced in order to make the $5 million allocation to Eckhardt's program. Please contact your Financial Consultant for further information on this change.

Smith Barney Futures Management LLC

                              Salomon Smith Barney
                      Global Diversified Futures Fund L.P.
                                Account Statement
                             For the Period June 1,
                              Through June 30, 2000

                                                                       Percent
                                                                     of Average
                                                                     Net Assets

Realized gains from trading                        $    902,173           1.46%
Change in unrealized gains/losses
   from trading                                      (1,210,241)         (1.95)
                                                   ------------        -------
                                                       (308,068)         (0.49)
Add, Brokerage commissions
   and clearing fees ($11,715)                          308,856           0.50
                                                   ------------        -------
Net realized and unrealized                            (616,924)         (0.99)
   losses
Interest Income                                         212,094           0.34
                                                   ------------        -------
                                                       (404,830)         (0.65)

Less, Expenses:
  Management fees                                       103,126           0.17
  Other expenses                                          4,663           0.01
                                                   ------------        -------
                                                        107,789           0.18
                                                   ------------        -------
Net Loss                                               (512,619)         (0.83)
                                                                       =======
Redemptions (2,108.4219 L.P. units
at June 30, 2000 net asset value
per unit of $895.11)                                 (1,887,270)
                                                    ------------
Decrease in net assets                               (2,399,889)

Net assets, May 31, 2000                             63,194,489
                                                    ------------
Net assets, June 30, 2000                          $ 60,794,600
                                                    ===========
Net asset value per unit
 ($60,794,600/68,164.9980 units)                        $891.87
                                                        =======
Redemption value per unit (Note 1)                      $895.11
                                                        =======

Note 1: For the purpose of a redemption, any accrued liability for reimbursement of offering and organization expenses will not reduce Net Asset Value per Unit. As a result, the reported redemption value per unit is $895.11.

The net asset value per unit of $891.87 is reflective of charging offering and organizational expenses against the initial capital of the fund and is reported for financial reporting purposes only.

To the best of the knowledge and belief of the undersigned, the information contained herein is accurate and complete.




   By: /s/ Daniel A. Dantuono
           Daniel A. Dantuono,
           Chief Financial Officer
Smith Barney Futures Management LLC
General Partner, Salomon Smith Barney Global
Diversified Futures Fund L.P.